                                                                    EXHIBIT 99.3


                   CORNERSTONE PROPERTIES LIMITED PARTNERSHIP

                                  CONSENT FORM

       The undersigned, a holder of common units ("UNITS") of limited partnership interests in Cornerstone Properties Limited Partnership (the
"Partnership"), hereby votes in the following manner with respect to the matter set forth below:

TO APPROVE THE MERGERS


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[ ]    CONSENTS               [ ]    DOES NOT CONSENT           [ ]     ABSTAINS
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       The above proposal is described more fully in the accompanying
Solicitation Statement. The Units represented by this Consent will be deemed to have been voted in accordance with the election specified by the holder named below. IF NO ELECTION IS SPECIFIED, ANY OTHERWISE PROPERLY COMPLETED AND SIGNED
CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO THE MERGERS. BY EXECUTION HEREOF,
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE SOLICITATION STATEMENT.

       THIS CONSENT IS SOLICITED BY THE GENERAL PARTNER ON BEHALF OF THE
PARTNERSHIP.

       The Partnership reserves the right to waive any conditions to, or modify the terms of, the Solicitation (as defined in the Solicitation Statement).

       A Consent Form given, if effective, will be binding upon the holder of the Units who gives such Consent Form and upon any subsequent transferees of such Units, subject only to revocation by the delivery of a written notice of revocation by the Unitholder, executed and filed in the manner and within the time period described in the Solicitation Statement.

       IN ORDER TO COUNT, THIS CONSENT FORM MUST BE RECEIVED BY THE PARTNERSHIP
PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON FRIDAY, JUNE 16, 2000.

       This fully completed and executed Consent Form should be sent by mail in the self-addressed, postage-paid envelope enclosed For that purpose, or by overnight courier, or by facsimile, to the Partnership, as follows:

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
IF DELIVERED BY MAIL OR BY COURIER, TO:            IF DELIVERED BY FACSIMILE, TO:
Cornerstone Properties Limited Partnership         Cornerstone Properties Limited Partnership
Attn: Thomas P. Loftus                             Attn: Thomas P. Loftus
126 East 56th Street                               Facsimile Number: (212) 605-7199
New York, NY 10022                                 Telephone Number: (212) 605-7100

       Please sign your name below exactly in the same manner as the name(s) in which ownership of the Units is registered. When Units are held by two or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

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
                                             Signature if
Signature:                                   held jointly:
          --------------------------------                -------------------------------

Name:     ________________________________   Name:        ______________________________
(Please Print)                               (Please Print)


Date:     _________________________, 2000

Note: Please complete and return the applicable attached Certificate on Non-Foreign Status.

                       EOP OPERATING LIMITED PARTNERSHIP
                         EQUITY OFFICE PROPERTIES TRUST

                       CERTIFICATE OF NON-FOREIGN STATUS
                                FOR INDIVIDUALS



     To inform you that withholding of tax is not required under Section 1445 of the Internal Revenue Code upon amounts received by me in connection with the merger of Cornerstone Properties Limited Partnership with and into EOP
Operating Limited Partnership (the "Partnership Merger") and the exchange of my units of limited partnership interest in Cornerstone Properties Limited
Partnership ("Cornerstone Partnership Units") for units of limited partnership interest in EOP Operating Limited Partnership ("EOP Partnership Units"), I, the undersigned, hereby certify the following:

     1. I am not a nonresident alien for purposes of U.S. income taxation;

     2. My U.S. taxpayer identification number (Social Security Number)
        is:               ; and

     3. My current home address is as follows:

     I hereby agree that if I become a nonresident alien prior to the date of any issuance to me of EOP Partnership Units pursuant to the Partnership Merger,
(i) I will notify EOP Operating Limited Partnership c/o Equity Office
Properties Trust at Two North Riverside Plaza, Suite 2100, Chicago, Illinois
60606 (Attention: Diane Morefield), and (ii) I hereby authorize EOP Operating
Limited Partnership to withhold ten percent (10%) of the "amount realized" (as such term is defined in Section 1001 of the Internal Revenue Code) by me in connection with the Partnership Merger. I understand that this certification may be disclosed to the Internal Revenue Service and that any false statement I have made herein could be punishable by fine, imprisonment, or both.

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

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

    SIGNATURE                                                      DATE
              -------------------------------------------               -----------------------------------------------
    PRINT NAME
               ------------------------------------------

     NOTE: To comply with the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"), EOP Operating Limited Partnership may be required to withhold ten percent (10%) of the amount realized by you with respect to the Partnership Merger, unless you complete, execute, and return to EOP Operating Limited Partnership this Certificate of Non-Foreign Status. You may submit this Certificate of Non-Foreign Status by either (1) delivering it directly to EOP Operating Limited Partnership c/o Equity Office Properties Trust at Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606 (Attention: Diane Morefield) or (2) by submitting it together with your Consent Form to Cornerstone Properties Limited Partnership, which will forward this Certificate to EOP Operating Limited Partnership.


                       EOP OPERATING LIMITED PARTNERSHIP
                         EQUITY OFFICE PROPERTIES TRUST

                       CERTIFICATE OF NON-FOREIGN STATUS
                                  FOR ENTITIES


     To inform you that withholding of tax is not required under Section 1445 of the Internal Revenue Code upon amounts received by ______________________ in connection with the merger of Cornerstone Properties Limited Partnership with and into EOP Operating Limited Partnership (the "Partnership Merger") and the exchange of units of limited partnership interest in Cornerstone Properties
Limited Partnership ("Cornerstone Parnership Units") for units of limited partnership interest in EOP Operating Limited Partnership ("EOP Partnership
Units"), the undersigned hereby certifies the following on behalf of _________ .

     1. ______________________ is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. ______________________'s U.S. employer identification number is ______________________; and

     3. ______________________'s office address is:_________________________

______________________ hereby agrees that if ______________________ becomes a foreign person prior to the date of any issuance of EOP Partnership Units pursuant to the Partnership Merger to ______________________, (i)
______________________ will notify EOP Operating Limited Partnership c/o Equity
Office Properties Trust at Two North Riverside Plaza, Suite 2100,
Chicago, Illinois 60606 (Attention:  Diane Morefield), and (ii)
______________________ hereby authorizes EOP Operating Limited Partnership to withhold ten percent (10%) of the "amount realized" (as such term is defined in Section 1001 of the Internal Revenue Code) by ______________________ in connection with the Partnership Merger. ______________________ understands that this certification may be disclosed to the Internal Revenue Service and that any false statement made herein could be punishable by fine, imprisonment, or both.

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of ______________________.

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

    SIGNATURE                                                      DATE
              -------------------------------------------               -----------------------------------------------
    PRINT NAME
               ------------------------------------------
    TITLE
          -----------------------------------------------

    NOTE: To comply with the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"), EOP Operating Limited Partnership may be required to withhold ten percent (10%) of the amount realized by you with respect to the Partnership Merger, unless you complete, execute, and return to EOP Operating Limited Partnership this Certificate of Non-Foreign Status. You may submit this Certificate of Non-Foreign Status by either (1) delivering it directly to EOP Operating Limited Partnership c/o Equity Office Properties Trust at Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606 (Attention: Diane Morefield) or (2) by submitting it together with your Consent Form to Cornerstone Properties Limited Partnership, which will forward this Certificate to EOP Operating Limited Partnership.